UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report

12 | 31 | 16

Putnam VT

American Government Income Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2016

Class IA: $9.59	Class IB: $9.56

Total return at net asset value
			Bloomberg
			Barclays
(as of			Government
12/31/16)	Class IA shares*	Class IB shares*	Bond Index

1 year	0.36%	0.20%	1.05%

5 years	6.57	5.26	6.25
Annualized	1.28	1.03	1.22

10 years	59.34	55.46	45.99
Annualized	4.77	4.51	3.86

Life	129.30	120.25	122.06
Annualized	5.03	4.78	4.83

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund	1

Report from your fund’s manager

How would you characterize the fund’s investment environment during the 12-month reporting period ended December 31, 2016?

The year began with interest rates dropping sharply from the beginning of January through mid-February as U.S. Treasuries attracted investors due to several global economic concerns. As yields on the benchmark 10-year Treasury declined, mortgage-backed securities [MBS] struggled due to fears of mortgage refinancing. Treasury yields rose from mid-February through mid-March and again in April as investors sought higher yields available from riskier assets. However, in May and June, interest rates resumed their downward trend, reacting to soft employment data and the Federal Reserve’s continued hesitancy to hike interest rates. The unexpected referendum vote by the United Kingdom to exit the European Union [Brexit] also added to concerns about future global economic growth. The 10-year Treasury yield finished the first six months of the period at 1.49%, having begun the year at 2.24%.

Entering the third quarter, improving U.S. economic data refueled investors’ appetite for risk, and reaction to the Brexit vote moderated, triggering a broad market rally. Yields on the 10-year Treasury began to increase gradually as investors again anticipated action by the Fed and an increased supply of corporate bonds attracted buyers. With the November election of Donald Trump and a subsequent rally in stocks, bond yields rose sharply, a trend that continued until mid-December when yields fell off slightly after reaching a high of 2.60%. The Fed, as expected, increased its target for short-term interest rates by a quarter percentage point at its December 14 meeting, suggesting that it may raise rates more than previously indicated if U.S. economic growth shows signs of accelerating in 2017.

How did Putnam VT American Government Income Fund perform in this environment?

For the 12 months ended December 31, 2016, the fund’s class IA shares returned 0.36%, trailing its benchmark, the Bloomberg Barclays Government Bond Index, which posted a gain of 1.05%.

Which holdings and strategies had the biggest influence on the portfolio’s relative performance?

At the beginning of the period, consistent with our strategy of underweighting interest-rate risk, the fund’s duration — a key measure of interest-rate sensitivity — was materially shorter than that of the benchmark, which was detrimental in January as Treasury yields fell. During January, we began moving the fund’s duration closer to that of the benchmark, and the fund was better positioned for the decline in rates that occurred in May and June. Later in October, we reestablished a modestly shorter-than-benchmark duration, which we added to in November and December. This adjustment benefited the fund during the final quarter of 2016.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced negative results amid the broad risk-off sentiment during January and February. These holdings rallied in March and April, but not enough to fully recover from their earlier underperformance. Rising interest rates during the last third of the period improved performance of these investments, helping to keep mortgage prepayment speeds below market expectations. Additionally, mortgage refinancing continued to be hampered by stringent bank-lending standards.

How did you use derivatives during the period?

We used interest-rate swaps and options to help hedge the risks inherent in the fund’s duration and yield-curve positioning, to help isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. We also used futures in an effort to hedge treasury term-structure risk and for yield curve positioning. Additionally, total return swaps were used to help hedge against and/or gain exposure to specific sectors.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We think U.S. economic growth may accelerate in 2017. We believe President Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increasing spending on infrastructure and defense, could bolster growth; these initiatives will need to be financed at least partly by issuing new government debt, which would tend to push intermediate- and long-term interest rates higher. Conversely, the President’s protectionist rhetoric and a more stringent immigration policy could also dampen economic growth, in our view. In the interim, we think some level of market volatility is likely due to increased uncertainty.

Given this outlook, how do you plan to position the fund?

As of period-end, the fund’s duration was somewhat shorter than that of the benchmark. We plan to keep it that way for now, given our expectation for modestly higher interest rates in 2017, along with a potential uptick in inflation. Within our prepayment strategies, we plan to keep the fund positioned for higher rates and the possibility of further spread widening between current mortgage rates and Treasuries. At the same time, we plan to continue to emphasize securities that we believe have a lower refinance risk if interest rates fall.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and

2	Putnam VT American Government Income Fund

the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default, and expectations about monetary policy or interest rates) changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.62%	0.87%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.64%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.19	$4.44	$3.25	$4.52

Ending value
(after
expenses)	$983.60	$982.50	$1,021.92	$1,020.66

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT American Government Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2017

Putnam VT American Government Income Fund	5

The fund’s portfolio 12/31/16

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (85.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (22.5%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from 4/15/28 to 7/20/36	$62,939	$72,163
6.00%, with due dates from 4/15/28 to 11/20/38	149,897	168,933
5.50%, 4/20/38	225,652	253,902
5.00%, TBA, 1/1/47	1,000,000	1,073,906
4.50%, with due dates from 9/20/44 to 9/20/45	1,265,495	1,354,024
4.50%, TBA, 1/1/47	3,000,000	3,202,500
4.00%, with due dates from 4/20/45 to 5/20/45	2,307,503	2,518,153
3.50%, with due dates from 1/20/45 to 6/20/45	6,631,572	6,906,735
3.00%, TBA, 1/1/47	1,000,000	1,012,813

		16,563,129
U.S. Government Agency Mortgage Obligations (62.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 7/1/31	16,879	19,784
7.00%, with due dates from 11/1/26 to 5/1/32	210,610	239,795
5.50%, 12/1/33	25,338	28,420
4.50%, with due dates from 7/1/44 to 8/1/44	240,155	262,238
4.00%, with due dates from 12/1/44 to 9/1/45	1,673,405	1,770,269
3.50%, 10/1/46	996,644	1,030,865
3.00%, 6/1/46	978,494	975,704

Federal National Mortgage Association
Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 11/1/30	18,302	21,359
7.00%, with due dates from 12/1/28 to 12/1/35	439,481	505,991
6.50%, 9/1/36	11,250	12,848
6.00%, 1/1/38	185,614	209,727
5.50%, 1/1/38	692,426	776,026
5.00%, 2/1/39	19,149	20,986
4.50%, with due dates from 7/1/44 to 5/1/45	366,733	399,392
4.50%, TBA, 1/1/47	1,000,000	1,075,000
4.00%, 3/1/46	493,843	525,885
4.00%, TBA, 1/1/47	1,000,000	1,051,250
3.50%, with due dates from 5/1/45 to 11/1/45	3,672,403	3,784,157
3.50%, TBA, 1/1/47	19,000,000	19,475,000
3.00%, with due dates from 4/1/43 to 10/1/46	6,458,756	6,446,515
3.00%, TBA, 1/1/47	3,000,000	2,982,656
2.50%, TBA, 1/1/47	5,000,000	4,761,719

		46,375,586
Total U.S. government and agency mortgage
obligations (cost $63,263,681)		$62,938,715

U.S. TREASURY OBLIGATIONS (26.1%)*	Principal amount	Value

U.S. Treasury Bonds
6.25%, 8/15/23	$990,000	$1,237,510
4.50%, 8/15/39 # ∆ §	7,201,000	9,039,927

U.S. Treasury Notes 0.625%, 5/31/17	8,927,000	8,926,477

Total U.S. treasury obligations (cost $18,717,428)		$19,203,914

MORTGAGE-BACKED
SECURITIES (28.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (28.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 22.961%, 4/15/37	$38,582	$60,168
IFB Ser. 2979, Class AS, 21.692%, 3/15/34	1,717	1,776
IFB Ser. 3072, Class SM, 21.216%, 11/15/35	50,632	74,064
IFB Ser. 3065, Class DC, 17.748%, 3/15/35	268,381	393,071

MORTGAGE-BACKED
SECURITIES (28.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 15.147%, 6/15/34	$50,514	$61,804
IFB Ser. 3232, Class KS, IO, 5.596%, 10/15/36	198,586	27,057
IFB Ser. 4136, Class ES, IO, 5.546%, 11/15/42	437,087	68,754
IFB Ser. 4436, Class SC, IO, 5.446%, 2/15/45	1,711,263	319,493
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	396,618	83,885
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	596,743	86,128
Ser. 4329, Class MI, IO, 4.50%, 6/15/26	636,603	72,667
Ser. 4546, Class PI, IO, 4.00%, 12/15/45	855,700	149,148
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	583,994	98,111
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	711,334	134,542
Ser. 4425, IO, 4.00%, 1/15/45	714,225	131,239
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	558,566	122,382
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	929,390	185,506
Ser. 4019, Class JI, IO, 4.00%, 5/15/41	754,466	116,791
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	793,830	80,473
Ser. 4621, Class QI, IO, 3.50%, 10/15/46	1,060,876	175,289
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	486,364	76,656
Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	821,489	126,662
Ser. 4122, Class AI, IO, 3.50%, 10/15/42	636,726	84,663
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	526,938	45,317
Ser. 304, Class C37, IO, 3.50%, 12/15/27	522,155	62,778
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	612,656	76,486
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	583,862	68,913
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	1,417,875	157,739
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	1,522,040	165,293
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	900,312	95,451
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	478,241	50,454
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	722,729	70,605
Ser. 3939, Class EI, IO, 3.00%, 3/15/26	664,366	49,454
Ser. 315, PO, zero %, 9/15/43	1,165,521	904,574
Ser. 3835, Class FO, PO, zero %, 4/15/41	898,910	765,909
Ser. 3391, PO, zero %, 4/15/37	9,391	7,972
Ser. 3300, PO, zero %, 2/15/37	4,712	4,072
Ser. 3326, Class WF, zero %, 10/15/35	1,314	975

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 35.363%, 7/25/36	30,680	56,717
IFB Ser. 06-8, Class HP, 21.794%, 3/25/36	52,669	83,768
IFB Ser. 07-53, Class SP, 21.428%, 6/25/37	59,227	88,154
IFB Ser. 08-24, Class SP, 20.511%, 2/25/38	272,164	383,909
IFB Ser. 05-122, Class SE, 20.454%, 11/25/35	67,188	92,242
IFB Ser. 05-75, Class GS, 17.982%, 8/25/35	44,757	59,016
IFB Ser. 05-106, Class JC, 17.78%, 12/25/35	67,516	99,336
IFB Ser. 05-83, Class QP, 15.428%, 11/25/34	23,035	28,870
IFB Ser. 11-4, Class CS, 11.388%, 5/25/40	129,321	149,689
IFB Ser. 11-123, Class KS, IO, 5.844%, 10/25/41	141,573	22,629
IFB Ser. 13-103, Class SK, IO, 5.164%, 10/25/43	272,341	62,233
Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	808,016	164,633
Ser. 409, Class 82, IO, 4.50%, 11/25/40	376,347	74,253
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	1,175,621	208,539
Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	394,484	60,726
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	439,682	59,841
Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	935,469	111,176
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	2,981,247	470,709
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	947,408	149,520
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	307,897	40,375
Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	770,151	132,236
Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	1,202,159	180,923
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	498,667	62,832
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	1,108,412	125,216

6	Putnam VT American Government Income Fund

MORTGAGE-BACKED
SECURITIES (28.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	$457,550	$55,318
Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	496,261	52,068
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	481,108	39,258
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	549,701	47,989
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	833,522	76,459
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	618,674	69,601
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	613,184	44,223
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	880,773	64,887
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	533,636	40,396
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	714,476	80,236
FRB Ser. 03-W8, Class 3F2, 1.106%, 5/25/42	5,502	5,504
FRB Ser. 07-95, Class A3, 1.006%, 8/27/36	1,868,618	1,804,193
Ser. 08-53, Class DO, PO, zero %, 7/25/38	54,661	49,651
Ser. 07-44, Class CO, PO, zero %, 5/25/37	17,560	14,589
FRB Ser. 88-12, Class B, zero %, 2/25/18	44	44

Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	650,211	154,425
IFB Ser. 11-81, Class SB, IO, 5.998%, 11/16/36	444,969	43,887
IFB Ser. 11-156, Class SK, IO, 5.861%, 4/20/38	1,312,195	269,000
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	562,790	112,778
Ser. 14-76, IO, 5.00%, 5/20/44	734,664	148,170
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	524,256	97,199
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	313,146	64,508
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	238,759	49,440
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	97,937	4,805
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	348,984	74,019
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,111,597	232,991
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	868,789	179,457
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	831,282	159,050
Ser. 12-129, IO, 4.50%, 11/16/42	605,419	128,936
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	1,128,091	239,494
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	351,518	47,044
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	796,540	150,156
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	478,727	92,490
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	288,897	54,804
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	230,282	43,546
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	225,288	52,098
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	952,979	207,292
Ser. 11-81, Class PI, IO, 4.50%, 12/20/37	80,034	1,182
Ser. 16-69, IO, 4.00%, 5/20/46	1,304,112	212,218
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	775,931	157,250
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	621,981	135,716
Ser. 15-40, IO, 4.00%, 3/20/45	407,086	84,063
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,365,680	181,772
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	254,583	43,193
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	733,310	143,161
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	325,025	58,241
Ser. 14-104, IO, 4.00%, 3/20/42	688,033	122,463
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	411,234	50,237
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	454,418	54,996
Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	608,802	65,375
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	857,394	144,985
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	908,943	120,708
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	1,661,512	219,818
Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	1,140,221	172,949
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	615,471	90,542
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	874,959	128,283
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	388,883	60,277
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	353,924	57,513

MORTGAGE-BACKED
SECURITIES (28.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-136, IO, 3.50%, 11/20/42	$801,267	$169,448
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	388,201	54,621
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	533,330	62,720
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	338,517	27,217
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	330,004	42,784
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	942,981	133,620
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	401,408	40,141
Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	774,142	41,277
Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	1,036,327	112,929
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	906,703	124,377
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	1,452,019	133,586
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	439,452	39,858
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	753,177	75,468
Ser. 16-H23, Class NI, IO, 2.826%, 10/20/66	1,992,645	277,974
Ser. 16-H24, Class JI, IO, 2.776%, 11/20/66	627,037	86,619
Ser. 15-H22, Class GI, IO, 2.579%, 9/20/65	1,699,367	227,885
Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66	1,602,066	207,993
Ser. 15-H25, Class BI, IO, 2.445%, 10/20/65	1,214,390	136,012
FRB Ser. 15-H16, Class XI, IO, 2.434%, 7/20/65	1,057,106	125,690
Ser. 15-H20, Class CI, IO, 2.405%, 8/20/65	1,696,294	203,079
Ser. 16-H04, Class HI, IO, 2.361%, 7/20/65	969,169	108,159
Ser. 15-H22, Class AI, IO, 2.353%, 9/20/65	1,815,392	202,053
Ser. 16-H07, Class PI, IO, 2.253%, 3/20/66	2,761,633	359,250
Ser. 14-H21, Class AI, IO, 2.204%, 10/20/64	1,729,933	173,685
Ser. 15-H10, Class HI, IO, 2.188%, 4/20/65	2,912,779	314,871
Ser. 16-H11, Class HI, IO, 2.08%, 1/20/66	3,354,034	364,594
Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66	1,282,918	125,983
Ser. 15-H24, Class HI, IO, 2.032%, 9/20/65	1,615,213	136,970
Ser. 16-H03, Class AI, IO, 2.028%, 1/20/66	1,828,040	211,055
Ser. 16-H04, Class KI, IO, 1.934%, 2/20/66	1,983,850	185,807
Ser. 15-H23, Class TI, IO, 1.886%, 9/20/65	1,281,803	137,153
Ser. 16-H10, Class AI, IO, 1.833%, 4/20/66	1,635,574	144,258
Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	1,683,500	160,269
Ser. 16-H08, Class GI, IO, 1.421%, 4/20/66	1,235,847	81,072
FRB Ser. 11-H07, Class FI, IO, 1.225%, 2/20/61	5,112,203	218,291
Ser. 10-151, Class KO, PO, zero %, 6/16/37	46,246	38,559
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,592	2,170

		20,866,307

Total mortgage-backed securities (cost $20,403,425)		$20,866,307

ASSET-BACKED SECURITIES (1.1%)*	Principal amount		Value

Station Place Securitization Trust FRB
Ser. 16-1, Class A, 1.756%, 2/25/17 acquired
2/4/16, cost $815,000) ∆∆		$815,000	$815,000

Total asset-backed securities (cost $815,000)			$815,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.4019/3 month USD-LIBOR-BBA/
Jan-19	Jan-17/1.4019	$7,777,600	$1,011

Citibank, N.A.
2.226/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.226	3,888,800	11,200

2.11875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.11875	3,888,800	2,100

Putnam VT American Government Income Fund	7

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
1.95275/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/1.95275	$3,888,800	$117

Goldman Sachs International
2.462/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.462	5,833,200	85,281

2.4775/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.4775	3,888,800	63,776

2.2125/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2125	3,888,800	8,478

1.1735/3 month USD-LIBOR-BBA/
Jan-18	Jan-17/1.1735	15,555,200	778

JPMorgan Chase Bank N. A.
2.2095/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2095	3,888,800	9,528

Total purchased swap options outstanding (cost $168,036)			$182,269

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Call)	Jan-17/$95.39	$1,000,000	$3,050

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.77	1,500,000	82,725

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.58	1,500,000	79,905

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.02	1,500,000	71,475

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	1,500,000	68,655

Federal National Mortgage
Association 30 yr 3.00%
TBA commitments (Call)	Jan-17/98.91	2,000,000	14,520

Federal National Mortgage
Association 30 yr 3.00%
TBA commitments (Call)	Jan-17/99.46	2,000,000	7,640

Total purchased options outstanding (cost $95,783)			$327,970

SHORT-TERM INVESTMENTS (5.8%)*	Principal amount	Value

Interest in $181,326,000 joint tri-party
repurchase agreement dated 12/30/16 with
Citigroup Global Markets, Inc. due 1/3/17 —
maturity value of $2,000,118 for an effective
yield of 0.530% (collateralized by various U.S.
Treasury notes with coupon rates ranging from
0.875% to 3.625% and due dates ranging from
2/28/19 to 8/15/19, valued at $184,952,531)	$2,000,000	$2,000,000

Interest in $218,293,000 joint tri-party
repurchase agreement dated 12/30/16 with
Merrill Lynch, Pierce, Fenner and Smith Inc.
due 1/3/17 — maturity value of $1,996,111 for
an effective yield of 0.500% (collateralized by
various mortgage backed securities with coupon
rates ranging from 3.000% to 3.500% and a due
date of 12/1/46, valued at $222,658,861)	1,996,000	1,996,000

SHORT-TERM INVESTMENTS (5.8%)*
cont.	Principal amount	Value

U.S. Treasury Bills 0.445%, 2/16/17 ∆	$247,000	$246,867

U.S. Treasury Bills 0.442%, 2/9/17 ∆	62,000	61,971

Total short-term investments (cost $4,304,833)		$4,304,838

Total investments (cost $107,768,186)		$108,639,013

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $73,663,041.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $815,000, or 1.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $62,022,917 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS	Number			Unrealized
OUTSTANDING	of		Expiration	appreciation/
at 12/31/16	contracts	Value	date	(depreciation)

U.S. Treasury Bond
Ultra 30 yr (Long)	28	$4,487,000	Mar-17	$(37,423)

U.S. Treasury Note 2 yr
(Long)	30	6,500,625	Mar-17	(2,403)

U.S. Treasury Note 5 yr
(Long)	17	2,000,289	Mar-17	(2,823)

U.S. Treasury Note 10 yr
(Long)	66	8,202,563	Mar-17	(17,663)

U.S. Treasury Note Ultra
10 yr (Short)	11	1,474,688	Mar-17	2,986

Total				$(57,326)

8	Putnam VT American Government Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $330,088)
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.0514)/3 month
USD-LIBOR-BBA/Jan-19	Jan-17/2.0514	$7,777,600	$467

Citibank, N.A.
(1.95275)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/1.95275	3,888,800	117

2.776/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.776	3,888,800	467

2.28475/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.28475	3,888,800	30,527

Credit Suisse International
2.73/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.73	3,888,800	272

Goldman Sachs International
(1.52275)/3 month
USD-LIBOR-BBA/Jan-18	Jan-17/1.52275	15,555,200	156

2.7625/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.7625	3,888,800	311

2.6875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.6875	3,888,800	2,372

2.657/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.657	5,833,200	2,508

(2.242)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.242	5,833,200	19,425

(2.2675)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.2675	3,888,800	19,444

(2.3725)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.3725	3,888,800	38,110

(2.352)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.352	5,833,200	45,674

JPMorgan Chase Bank N.A.
2.762/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.762	3,888,800	544

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	54,937

Total			$215,331

WRITTEN OPTIONS
OUTSTANDING at 12/31/16	Expiration date/	Contract
(premiums $95,781)	strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.02	$1,500,000	$71,475

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	1,500,000	68,655

WRITTEN OPTIONS
OUTSTANDING at 12/31/16	Expiration date/	Contract
(premiums $95,781) cont.	strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$99.27	$1,500,000	$60,225

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.27	1,500,000	60,225

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.08	1,500,000	57,405

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.08	1,500,000	57,405

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.52	1,500,000	48,975

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.33	1,500,000	46,170

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/95.39	1,000,000	4,410

Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Jan-17/99.46	2,000,000	8,100

Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Jan-17/98.91	2,000,000	3,880

Total			$486,925

TBA SALE COMMITMENTS
OUTSTANDING
at 12/31/16 (proceeds receivable	Principal	Settlement
$15,079,258)	amount	date	Value

Federal Home Loan Mortgage
Corporation, 3.00%, 1/1/47	$1,000,000	1/18/17	$993,516

Federal National Mortgage
Association, 3.50%, 1/1/47	1,000,000	1/18/17	1,025,000

Federal National Mortgage
Association, 3.00%, 1/1/47	5,000,000	1/18/17	4,971,094

Federal National Mortgage
Association, 2.50%, 1/1/47	2,000,000	1/18/17	1,904,688

Government National Mortgage
Association, 4.00%, 1/1/47	1,000,000	1/24/17	1,062,031

Government National Mortgage
Association, 3.50%, 1/1/47	5,000,000	1/24/17	5,199,218

Total		$15,155,547

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received	appreciation/
Notional amount	received (paid)	date	fund per annum	by fund per annum	(depreciation)

$112,707 E	$(4)	4/24/47	3 month USD-LIBOR-BBA	1.92%	$(17,020)

1,688,900 E	(7,626)	3/15/47	2.704%	3 month	(45,633)
				USD-LIBOR-BBA

30,728,700 E	(51,396)	3/15/27	2.4885%	3 month	(373,463)
				USD-LIBOR-BBA

10,487,000 E	10,856	3/15/22	3 month USD-LIBOR-BBA	2.132%	61,560

20,043,700 E	(5,912)	3/15/19	1.6065%	3 month	(24,874)
				USD-LIBOR-BBA

Total	$(54,082)				$(399,430)

E Extended effective date.

Putnam VT American Government Income Fund	9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$227,349	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(72)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

169,576	—	1/12/41	4.00% (1 month	Synthetic TRS	(54)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

Barclays Bank PLC
238,554	—	1/12/40	4.50% (1 month	Synthetic MBX	(88)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

203,271	—	1/12/42	4.00% (1 month	Synthetic TRS	31
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

49,102	—	1/12/40	4.00% (1 month	Synthetic MBX	131
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

102,581	—	1/12/39	6.00% (1 month	Synthetic TRS	(1,080)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

408,952	—	1/12/40	4.00% (1 month	Synthetic MBX	1,088
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

9,263	—	1/12/38	6.50% (1 month	Synthetic TRS	(59)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

74,356	—	1/12/41	5.00% (1 month	Synthetic MBX Index	73
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

9,940	—	1/12/40	4.50% (1 month	Synthetic MBX	(4)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

333,559	—	1/12/39	(6.00%) 1 month	Synthetic MBX	2,839
			USD-LIBOR	Index 6.00% 30 year
				Fannie Mae pools

130,327	—	1/12/38	6.50% (1 month	Synthetic TRS	(829)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

151,415	—	1/12/41	(5.00%) 1 month	Synthetic TRS	158
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

281,378	—	1/12/41	(4.00%) 1 month	Synthetic TRS	89
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

11,950	—	1/12/43	3.50% (1 month	Synthetic TRS	(1)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

393,210	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,088)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

6,417,433	—	1/12/41	5.00% (1 month	Synthetic MBX	(8,753)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

5,217,612	—	1/12/38	(6.50%) 1 month	Synthetic MBX	29,208
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

Citibank, N.A.
73,180	—	1/12/41	5.00% (1 month	Synthetic MBX	(100)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

10	Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
$228,928	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$239
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

194,718	—	1/12/41	4.00% (1 month	Synthetic TRS	(62)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

198,292	—	1/12/44	3.50% (1 month	Synthetic TRS	(53)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

25,529	—	1/12/43	3.50% (1 month	Synthetic TRS	(3)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

138,941	—	1/12/45	4.00% (1 month	Synthetic TRS	(131)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

101,374	—	1/12/45	4.00% (1 month	Synthetic TRS	(95)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

100,316	—	1/12/45	3.50% (1 month	Synthetic TRS	(58)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

433,349	—	1/12/44	4.00% (1 month	Synthetic TRS	(340)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

330,325	—	1/12/41	(4.00%) 1 month	Synthetic TRS	105
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

Goldman Sachs International
260,096	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,654)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

200,658	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,276)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

618,703	—	1/12/39	6.00% (1 month	Synthetic TRS	(6,511)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

252,044	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,603)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

504,450	—	1/12/42	4.00% (1 month	Synthetic TRS	76
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

504,450	—	1/12/42	4.00% (1 month	Synthetic TRS	76
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

372,318	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,084
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

139,869	—	1/12/38	(6.50%) 1 month	Synthetic MBX	783
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

107,674	—	1/12/40	4.00% (1 month	Synthetic TRS	(791)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

996	—	1/12/39	6.00% (1 month	Synthetic TRS	(10)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

Putnam VT American Government Income Fund	11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$256,385	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(2,698)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

61,518	—	1/12/41	4.00% (1 month	Synthetic TRS	(20)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

509,999	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,855
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

18,897	—	1/12/38	(6.50%) 1 month	Synthetic MBX	106
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

50,409	—	1/12/38	(6.50%) 1 month	Synthetic MBX	282
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

56,832	—	1/12/38	6.50% (1 month	Synthetic TRS	(361)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

285,045	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,812)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

337,091	—	1/12/42	4.00% (1 month	Synthetic TRS	51
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

373,340	—	1/12/42	4.00% (1 month	Synthetic TRS	56
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

434,329	—	1/12/39	6.00% (1 month	Synthetic TRS	(4,571)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

398,411	—	1/12/42	4.00% (1 month	Synthetic TRS	60
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

10,966	—	1/12/41	4.00% (1 month	Synthetic TRS	(3)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

292,960	—	1/12/41	(5.00%) 1 month	Synthetic TRS	305
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

376,390	—	1/12/44	(3.00%) 1 month	Synthetic TRS	902
			USD-LIBOR	Index 3.00% 30 year
				Fannie Mae pools

396,925	—	1/12/41	(4.00%) 1 month	Synthetic TRS	126
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

JPMorgan Chase Bank N.A.
317,754	—	1/12/41	4.00% (1 month	Synthetic TRS	(101)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

26,747	—	1/12/41	4.00% (1 month	Synthetic TRS	(8)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

292,719	—	1/12/41	(5.00%) 1 month	Synthetic TRS	302
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

JPMorgan Securities LLC
228,683	—	1/12/44	4.00% (1 month	Synthetic TRS	(180)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

Total	$—				$7,556

12	Putnam VT American Government Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$815,000	$—

Mortgage-backed securities	—	20,866,307	—

Purchased options outstanding	—	327,970	—

Purchased swap options outstanding	—	182,269	—

U.S. government and agency mortgage obligations	—	62,938,715	—

U. S. treasury obligations	—	19,203,914	—

Short-term investments	—	4,304,838	—

Totals by level	$—	$108,639,013	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(57,326)	$—	$—

Written options outstanding	—	(486,925)	—

Written swap options outstanding	—	(215,331)	—

TBA sale commitments	—	(15,155,547)	—

Interest rate swap contracts	—	(345,348)	—

Total return swap contracts	—	7,556	—

Totals by level	$(57,326)	$(16,195,595)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized
		Accrued		appreciation/
Investments in	Balance as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	tion)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Mortgage-backed
securities	$1,404,508	$(187,775)	$—	$39,095	$—	$—	$—	$(1,255,828)	$—

U.S. government
and agency
mortgage obligations	$274,278	—	7,275	5,386	4,765	(291,704)	—	—	$—

Totals	$1,678,786	$(187,775)	$7,275	$44,481	$4,765	$(291,704)	$—	$(1,255,828)	$—

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund	13

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $107,768,186)	$108,639,013

Cash	133,899

Interest and other receivables	616,288

Receivable for shares of the fund sold	21,587

Receivable for sales of delayed delivery securities (Note 1)	15,209,820

Receivable for variation margin (Note 1)	2,452,939

Unrealized appreciation on OTC swap contracts (Note 1)	42,025

Total assets	127,115,571

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	34,818,220

Payable for shares of the fund repurchased	19,863

Payable for compensation of Manager (Note 2)	24,716

Payable for custodian fees (Note 2)	26,289

Payable for investor servicing fees (Note 2)	13,195

Payable for Trustee compensation and expenses (Note 2)	72,194

Payable for administrative services (Note 2)	770

Payable for distribution fees (Note 2)	7,029

Payable for variation margin (Note 1)	2,515,278

Unrealized depreciation on OTC swap contracts (Note 1)	34,469

Written options outstanding, at value (premiums $425,869) (Notes 1 and 3)	702,256

TBA sale commitments, at value (proceeds receivable $15,079,258) (Note 1)	15,155,547

Other accrued expenses	62,704

Total liabilities	53,452,530

Net assets	$73,663,041

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$88,462,818

Undistributed net investment income (Note 1)	1,422,386

Accumulated net realized loss on investments (Note 1)	(16,291,114)

Net unrealized appreciation of investments	68,951

Total — Representing net assets applicable to capital shares outstanding	$73,663,041

Computation of net asset value Class IA

Net assets	$40,361,824

Number of shares outstanding	4,207,776

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.59

Computation of net asset value Class IB

Net assets	$33,301,217

Number of shares outstanding	3,483,859

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.56

The accompanying notes are an integral part of these financial statements.

14	Putnam VT American Government Income Fund

Statement of operations
Year ended 12/31/16

Investment income	`

Interest (including interest income of $13,462 from investments in affiliated issuers) (Note 5)	$2,425,825

Total investment income	2,425,825

Expenses

Compensation of Manager (Note 2)	313,183

Investor servicing fees (Note 2)	55,371

Custodian fees (Note 2)	39,699

Trustee compensation and expenses (Note 2)	5,572

Distribution fees (Note 2)	90,230

Administrative services (Note 2)	2,297

Auditing and tax fees	59,973

Other	27,560

Fees waived and reimbursed by Manager (Note 2)	(1,040)

Total expenses	592,845

Expense reduction (Note 2)	(89)

Net expenses	592,756

Net investment income	1,833,069

Net realized loss on investments (Notes 1 and 3)	(3,115,660)

Net realized loss on swap contracts (Note 1)	(8,671)

Net realized gain on futures contracts (Note 1)	71,036

Net realized gain on written options (Notes 1 and 3)	1,259,628

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	236,426

Net loss on investments	(1,557,241)

Net increase in net assets resulting from operations	$275,828

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations

Net investment income	$1,833,069	$1,568,092

Net realized gain (loss) on investments	(1,793,667)	122,034

Net unrealized appreciation (depreciation) of investments	236,426	(2,071,587)

Net increase (decrease) in net assets resulting from operations	275,828	(381,461)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(924,299)	(1,137,700)

Class IB	(693,310)	(818,965)

Decrease from capital share transactions (Note 4)	(5,085,944)	(9,792,545)

Total decrease in net assets	(6,427,725)	(12,130,671)

Net assets

Beginning of year	80,090,766	92,221,437

End of year (including undistributed net investment income of $1,422,386 and $1,381,653, respectively)	$73,663,041	$80,090,766

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund	15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$9.76	.24	(.20)	.04	(.21)	—	(.21)	$9.59	.36	$40,362	.64 [e]	2.43 [e]	1,028 [f]

12/31/15	10.02	.19	(.22)	(.03)	(.23)	—	(.23)	9.76	(.33)	44,229.62		1.92	905 [f]

12/31/14	10.01	.22	.22	.44	(.43)	—	(.43)	10.02	4.49	50,935.62		2.17	587 [f]

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	10.01	(.19)	57,347.63		2.29	390 [g]

12/31/12	11.91	.23	(.01)	.22	(. 33)	(1.61)	(1.94)	10.19	2.16	73,670.64		2.18	456 [g]

Class IB

12/31/16	$9.72	.21	(.19)	.02	(.18)	—	(.18)	$9.56	.20	$33,301	. 89 [e]	2.18 [e]	1,028 [f]

12/31/15	9.99	.16	(.22)	(.06)	(.21)	—	(.21)	9.72	(.65)	35,862.87		1.67	905 [f]

12/31/14	9.97	.19	.23	.42	(.40)	—	(.40)	9.99	4.31	41,287.87		1.89	587 [f]

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	9.97	(.48)	33,075.88		2.04	390 [g]

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	10.15	1.85	41,454.89		1.94	456 [g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	965%

December 31, 2012	1,041

The accompanying notes are an integral part of these financial statements.

16	Putnam VT American Government Income Fund

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in U.S. government securities. Putnam Management may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determine to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT American Government Income Fund	17

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

18	Putnam VT American Government Income Fund

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $223,359 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $443,586 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$14,882,324	$118,136	$15,000,460

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/ or permanent differences from losses on wash sale transactions, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $174,727 to decrease undistributed net investment and $174,727 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,562,990
Unrealized depreciation	(1,943,405)

Net unrealized depreciation	(380,415)
Undistributed ordinary income	1,545,804
Capital loss carryforward	(15,000,460)

Cost for federal income tax purposes	$109,019,428

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 34.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.396% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the

Putnam VT American Government Income Fund	19

cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,040.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$30,099
Class IB	25,272

Total	$55,371

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $89 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $61, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$957,274,428	$951,704,633

U.S. government securities (Long-term)	—	—

Total	$957,274,428	$951,704,633

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at
the beginning of the reporting
period	$129,228,025	$748,020	$21,000,000	$95,391

Options opened	597,985,100	3,214,968	257,000,000	1,105,313

Options exercised	(52,993,000)	(384,177)	—	—

Options expired	(209,541,825)	(701,453)	(28,000,000)	(115,938)

Options closed	(387,936,700)	(2,547,270)	(233,000,000)	(988,985)

Written options outstanding at
the end of the reporting period	$76,741,600	$330,088	$17,000,000	$95,781

20	Putnam VT American Government Income Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	558,537	$5,434,808	496,166	$4,922,804	998,210	$9,692,019	1,105,325	$10,950,149

Shares issued in connection with
reinvestment of distributions	96,382	924,299	114,919	1,137,700	72,446	693,310	82,891	818,965

	654,919	6,359,107	611,085	6,060,504	1,070,656	10,385,329	1,188,216	11,769,114

Shares repurchased	(979,542)	(9,511,732)	(1,161,137)	(11,486,112)	(1,274,898)	(12,318,648)	(1,633,062)	(16,136,051)

Net decrease	(324,623)	$(3,152,625)	(550,052)	$(5,425,608)	(204,242)	$(1,933,319)	(444,846)	$(4,366,937)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity
Fund*	$5,319,463	$44,886,008	$50,205,471	$13,462	$—

Totals	$5,319,463	$44,886,008	$50,205,471	$13,462	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$20,100,000

Purchased swap option contracts (contract amount)	$95,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$38,500,000

Written swap option contracts (contract amount) (Note 3)	$135,800,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$84,800,000

OTC total return swap contracts (notional)	$27,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation	$605,954*	Unrealized depreciation	$1,193,089*

Total		$605,954		$1,193,089

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Putnam VT American Government Income Fund	21

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(721,921)	$71,036	$(8,671)	$(659,556)

Total	$(721,921)	$71,036	$(8,671)	$(659,556)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(25,984)	$(5,508)	$(361,409)	$(392,901)

Total	$(25,984)	$(5,508)	$(361,409)	$(392,901)

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$2,404,821	$—	$—	$—	$—	$—	$—	$—	$2,404,821

OTC Total return swap contracts*#	—	33,617	—	—	—	344	7,762	302	—	—	42,025

Futures contracts§	—	—	—	—	—	—	—	—	—	48,118	48,118

Purchased swap options**#	1,011	—	—	13,300	—	117	158,313	9,528	—	—	182,269

Purchased options**#	—	—	—	—	—	—	—	327,970	—	—	327,970

Repurchase agreements**	—	—	—	—	2,000,000	—	—	—	—	1,996,000	3,996,000

Total Assets	$1,011	$33,617	$2,404,821	$13,300	$2,000,000	$461	$166,075	$337,800	$—	$2,044,118	$7,001,203

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	2,515,278	—	—	—	—	—	—	—	2,515,278

OTC Total return swap contracts*#	126	11,902	—	100	—	742	21,310	109	180	—	34,469

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—

Written swap options #	467	—	—	31,111	—	272	128,000	55,481	—	—	215,331

Written options #	—	—	—	—	—	—	—	486,925	—	—	486,925

Total Liabilities	$593	$11,902	$2,515,278	$31,211	$—	$1,014	$149,310	$542,515	$180	$—	$3,252,003

Total Financial and Derivative
Net Assets	$418	$21,715	$(110,457)	$(17,911)	$2,000,000	$(553)	$16,765	$(204,715)	$(180)	$2,044,118	$3,749,200

Total collateral received (pledged)†##	$—	$(11,298)	$—	$(17,911)	$2,000,000	$—	$—	$(204,715)	$—	$1,996,000

Net amount	$418	$33,013	$(110,457)	$—	$—	$(553)	$16,765	$—	$(180)	$48,118

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

22 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund	23

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

24	Putnam VT American Government Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT American Government Income Fund	25

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders		H500
of Putnam VT American Government Income Fund.	VTAN027 304281	2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$54,885	$ —	$5,017	$ —
December 31, 2015	$44,636	$ —	$6,871	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $564,770 and $749,464 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017